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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  Form 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                                May 7, 1997
              Date of Report (Date of earliest event reported)


                       UNIVERSAL INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)


         MINNESOTA                0-18823                  41-0776502
      (State or other      (Commission File Number)      (IRS Employer
       jurisdiction of                                 Identification No.)
       incorporation)


                          5000 Winnetka Avenue North
                          New Hope, Minnesota 55428
                   (Address of principal executive offices)

                                (612) 533-1169
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     The Company issued a press release relating to (i) fourth quarter and year-end results, (ii) April 1997 same store sales, (iii) restructuring of wholesale operations and (iv) status of negotiations with lenders for replacement financing for the Company. A copy of the press release is attached as Exhibit 99.1.

     The Company also issued a press release relating to retaining the corporate finance group of Price Waterhouse LLP with respect to seeking financing for the previously announced proposed acquisition of Perry Brothers, Inc. of Lufkin, Texas. A copy of the press release is attached as
Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Filed herewith are the following exhibits:

99.1  Press release dated May 7, 1997
99.2  Press release dated May 7, 1997

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       UNIVERSAL INTERNATIONAL, INC.
                                       (Registrant)


Dated: May 12, 1997                By         /s/ James A. Patineau
                                      ----------------------------------------
                                                  James A. Patineau
                                                  Its Chief Financial Officer


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